Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.


                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gentiva Health Services, Inc. (the "Company") on Form 10-Q for the period ended September 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald A. Malone, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Date:  November 3, 2004                  /s/ Ronald A. Malone
                                            --------------------
                                            Ronald A. Malone
                                            Chairman and Chief Executive Officer